
The Eastern Company
Continuous quarterly dividend since 1940
NASDAQ: EML

# Investor Presentation
December 2021

# Forward-Looking Statements

THE EASTERN COMPANY

Statements in this document about our future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the Securities and Exchange Commission. Any statements that are not statements of historical fact, including statements containing the words "believes," "intends," "continues," "reflects," "plans," "anticipates," "expects," “recovering” and similar expressions, should also be considered to be forward-looking statements. Readers should not place undue reliance on these forward-looking statements, which are based upon management's current beliefs and expectations. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Among the risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, but are not limited to, the impact of the ongoing COVID-19 pandemic, including the impact of shutdowns and other restrictions imposed in response to COVID-19 on our supply chain and production and consumer demand for our products, changing customer preferences, lack of success of new products, loss of customers, cybersecurity breaches, changes in competition in our markets, and increased prices for raw materials resulting from tariffs on imported goods or otherwise. There are important, additional factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including those set forth in our reports and filings with the Securities and Exchange Commission. We undertake no obligation to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise.

# Statement on Non-GAAP Measures

This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") such as Adjusted Earnings Per Share, Adjusted EBITDA, and Free Cash Flow and certain ratios and other metrics derived there from. Adjusted EBITDA is net income before interest, taxes, depreciation and amortization and non-recurring costs and expenses. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends; and (ii) that the use of these non GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This presentation also includes both GAAP and non-GAAP financial measures presented on a last twelve-month ("LTM") basis for the period ended October 3, 2020. This information reflects unaudited trailing four quarter financial information calculated as follows: Start with the results from the audited financial data for the 2019 fiscal year and then add data for the nine months ended October 3, 2020, and then subtract data for the nine months ended September 28, 2019. We believe this information is useful to investors as we use it to evaluate our financial performance for ongoing planning purposes, including a continuous assessment of our financial performance in comparison to budgets and internal projections. Please see our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the relevant periods for the historical amounts used to calculate the LTM information presented.

# Compelling Value Creation

Allocate capital to maximize returns to shareholders

Maintain a strong balance sheet with ample flexibility



Grow and build scale in our three core businesses – capitalizing on accelerators

Generate cash flow from more efficient and less capital intensive operations

# A Portfolio of Scalable Core Businesses

| | |
|---|---|
| BIG 3 PRECISION PRODUCTS | Leading provider of engineered turn-key packaging as well as blow mold and injection blow mold tooling serving diverse markets, including: truck, automotive, packaged consumer goods and pharmaceuticals. |
| EBERHARD [ ENGINEERED : ACCESS : SOLUTIONS ] | Global manufacturer and designer of access hardware systems, providing custom-engineered industrial, vehicular and specialty hardware to a wide variety of industries. |
| VELVAC | Innovator in vision systems and components to truck, recreational and specialty vehicle OEMs and 4,000+ aftermarket distribution locations in North America. |

# Diversified Vehicle End-markets

THE EASTERN COMPANY

- Driven by economic activity within each submarket / application
- Less cyclical due to market diversity
- Niche-player customers including chassis manufacturers and specialty vehicle builders, e.g., Ford, Navistar, Freightliner, Mitsubishi, etc.

- Recession-resistant demand
- Driven by new product launches and packaging redesign
- Concentrated packaging production and blue-chip customer base, e.g., Berry, Amcor, Kraft, Nestle, P&G, J&J

- Wide range of end markets (e.g., truck accessories, sporting goods)
- Cyclicality and correlation with economic activity varies

Estimated Sales by End-Market



Other industrial
Commercial vehicle aftermarket and distribution
Class 4-7 commercial vehicles
FMCG, OTC, Pharma
Vehicle accessories
Automotive OEMs and Tier 1 Suppliers
Class 8 commercial vehicle OEMs

- Stable demand driven by fleet age, freight miles, economic activity
- Fragmented end-market with multiple levels of distribution
- Diverse customer base

- Cyclical demand driven by freight miles, government regulations
- Long sales cycles and program life
- Highly concentrated customer base of manufacturers, e.g., Daimler, Freightliner, Paccar, Volvo/Mack

- Demand driven by new product launches, product updates and, increasingly, manufacturing automation
- Dominated by large OEMs with new emerging participants, primarily EV

Note: Estimates of sales by end-markets reflect 2021 YTD sales through October 3, 2021.

# A Track Record of Strong Sales Growth

THE EASTERN COMPANY



Net Sales
($ millions)
$144.6
137.6
204.2
234.3
251.7
240.4
283.9
+12%
CAGR
2015
2016
2017
2018
2019
2020
LTM
9/21*



2015-2021 Sales growth
(Percent of growth)
Acquired
Organic**
EBERHARD
BIG 3
PRECISION PRODUCTS
VELVAC
HALLINK
LOAD N LOCK

* Includes both continuing and discontinued operations; 12 months ending October 2, 2021

** Organic sales represents the sum of the year-over-year change in sales of all businesses owned by The Eastern Company at the beginning of each fiscal year for the period 2016-2019.

# Big 3 Precision Returnable Packaging

THE EASTERN COMPANY



Tier 1 component suppliers
Component
Custom returnable transport packaging
OEM assembly plants

- Industry leader in the approximately $1.0-1.5 billion market for *custom returnable* packaging solutions for supply chain applications.
- Highly engineered, value-added, and turn-key product offering, including design, metal fabrication, dunnage, and program management.
- Low fixed cost business model, with low working capital and maintenance capex requirements.
- Frequency of new vehicle launches, including electric vehicles, is driving demand growth.
- Manufacturing automation requires integrated material handling systems.
- Environmental concerns shifts demand from single use, disposable industrial packaging to returnable packaging.

# Large, Diverse Custom Returnable Packaging Market

THE EASTERN COMPANY

Returnable Packaging Market – North America
100% = Approximately $4 billion



Plastic totes 23%
Metal racks 32%
Plastic bulk 18%
Plastic pallets 15%
Dunnage 12%
Custom engineered = Approx. $1.0-1.5 billion

Primary end-markets

- Automotive
- Commercial vehicles
- Other industrial
- Aerospace

Source: Returnable Packaging Association; Eastern estimates

# Strong, Secular Returnable Packaging Demand Growth

Number of planned new vehicle launches in North America


63
60
62
53
Average = 60
42
Increase
= 61%
35
34
Average = 37
2019
2020
2021F
2022F
2023F
2024F
2025F

Future use of returnable transport packaging
Percent of respondents


Increase significantly
43%
29%
Increase slightly
39%
53%
No change
11%
8%
Decrease slightly
4%
6%
Decrease significantly
0%
0%
Suppliers
Manufacturers

Source: BofA Global Research; Returnable Packaging Association, *State of the Industry Report 2020*

# Eberhard Manufacturing: Electrifying Vehicular Hardware

THE EASTERN COMPANY



LEER
LEER

- Industry leader in domestic vehicular hardware solutions for commercial vehicle and vehicle accessory manufacturers.
- Strong recurring sales from participation in leading OEM programs.
- Highly engineered, value-added product offering, supported by one of the largest hardware engineering teams in the industry.
- Increasing adoption of electronics and digitization in access control are accelerating new product and service growth.
- Goal to generate one-third of total sales from electro-mechanical and software-enabled products by 2025.

# IOT Drives Demand for Electro-Mechanical Devices

THE EASTERN COMPANY

North America IoT market revenue by application, 2015 – 2022
$ Billion



600
500
400
300
200
100
0
Consumer electronics
Manufacturing
Healthcare
Retail
Transportation
Others
Priority markets
2015 2016 2017 2018 2019 2020 2021 2022

Source: Grandview Research, Inc. *IoT Market Analysis And Forecasts*

Eberhard end-to-end electro-mechanical solutions



Control Systems
RFID
Bluetooth
Actuators
Locks and latches
Accessories

# Velvac: Leading Vision for Commercial Vehicles

THE EASTERN COMPANY



- Leader in commercial vehicle vision system design and production.
- Strong recurring sales to very long-term commercial vehicle programs – average program life more than 10 years.
- Well positioned to continue to grow and consolidate vision system opportunities.
- New electric truck expanding the market for vision systems.
- First to market with vision-based blind spot detection in RV industry.
- Integration of cameras and vision technology is creating significant new product opportunities.

# Vision-based blind spot detection



- Camera-based object detection
- Configurable detection zone
- Rear Facing detection up to 80”
- Indicator icon in the mirror or monitor
- Proprietary/exclusive software algorithms

Target markets



Motorhomes

Cut-away vans

Medium duty chassis

Heavy duty trucks

# A Bias For Action

THE EASTERN COMPANY

**January 2016** August Vlak appointed President & CEO

**January 2017** New leadership appointed at Eberhard and at ILC

**April 2017** Acquisition of Velvac Inc.

**June 2018** Acquisition of Load N Lock

**August 2019** Acquisition of Big 3 Precision

**July 2020** Acquisition of Hallink RSM

**November 2020** Consolidation of Eberhard and ILC

**January 2021** New President appointed at Big 3 Precision

2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021

**September 2014** Barington files 13D

**May 2015** Barington wins 2 proxy contest and appoints 2 Directors

**May 2016** New governance rules enacted

**June 2017** Russell 3000 Inclusion

**March 2020** Sale of Canadian Commercial Vehicles

**November 2020** Sale of Sesamee Mexicana

**November 2021** Sale of Greenwald Industries and Frazer & Jones

# Next Steps for Eastern

THE EASTERN COMPANY

| | |
|---|---|
| 1 | Build scale at Big 3 Precision (including Hallink) and at Eberhard (combination with Illinois Lock) |
| 2 | Ramp organic growth by taking advantage of favorable market trends and digitization opportunities. |
| 3 | Invest in compelling M&A growth opportunities, seeking additional bolt-on acquisition opportunities. |
| 4 | Accelerate debt paydown. |
| 5 | Sustain communications with the investment community. |



Path to becoming a $100 million EBITDA company
$ millions
$100
LTM Q3'21 Adj. EBITDA*
Organic sales growth
Margin expan-sion
Bolt-on acquisi-tions
Target EBITDA

* Reflects continuing operations only. See Statement on Non-GAAP Measures on page 3 and reconciliation on page 18.

# Statement of Operations and Balance Sheet

THE EASTERN COMPANY

| $ millions | 3 Months Ended October 2, 2021 | 3 Months Ended October 3, 2020 | 9 Months Ended October 2, 2021 | 9 Months Ended October 3, 2020 |
|---|---|---|---|---|
| Net Sales | $63.9 | $55.7 | $186.9 | $147.1 |
| Gross Margin | $15.2 | $13.4 | $44.7 | $36.6 |
| Product Development expense | ($1.0) | ($0.6) | ($3.1) | ($2.4) |
| Selling & Administrative expenses | ($9.4) | ($8.5) | ($27.8) | ($23.3) |
| Operating Profit | $4.8 | $4.3 | $13.9 | $10.9 |
| Interest expense | ($0.4) | ($0.5) | ($1.4) | ($1.6) |
| Other income | $0.4 | $0.4 | $3.4 | $1.0 |
| Income from continuing operations before taxes | $4.8 | $4.2 | $15.8 | $10.4 |
| Income taxes | ($1.0) | ($1.0) | ($3.6) | ($2.5) |
| Net income from continuing operations | $3.8 | $3.2 | $12.3 | $7.9 |
| Discontinued operations | | | | |
| Gain (loss) from operations of discontinued units | $1.5 | ($0.2) | $2.8 | ($5.1) |
| Gain (loss) on classification as held for sale | $1.3 | | ($9.3) | |
| Income tax (expense) benefit | ($0.7) | $0.1 | $1.5 | $1.2 |
| Gain (loss) on discontinued operations | $2.1 | $0.2 | ($4.9) | ($3.9) |
| Net Income | $6.0 | $3.0 | $7.3 | $4.0 |
| Earnings per share from continuing operations: | $0.61 | $0.51 | $1.96 | $1.26 |
| Earnings (loss) per share from discount. operations: | $0.34 | ($0.03) | ($0.79) | ($0.62) |
| Total earnings per share: | $0.95 | $0.48 | $1.17 | $0.64 |

| $ millions | October 2, 2021 |
|---|---|
| **Current Assets** | |
| Cash and cash equivalents | 8.7 |
| Accounts receivable | 41.3 |
| Inventories | 56.7 |
| Other current assets | 42.9 |
| Total Current Assets | $149.6 |
| Property, Plant and Equipment | $249.0 |
| Goodwill | 71.0 |
| Trademarks | 5.4 |
| Patents and other intangibles | 23.8 |
| Other | 12.6 |
| Total Assets | $287.3 |
| Current Liabilities | |
| Accounts payable | 31.5 |
| Accrued compensation | 4.2 |
| Other accrued expenses | 1.6 |
| Other current liabilities | 17.4 |
| Total Current Liabilities | $54.7 |
| Long-term debt | 76.8 |
| Accrued pension & other postretirement | 30.3 |
| Other | 13.2 |
| Total Liabilities | $174.9 |
| Total Shareholders' Equity | $112.4 |
| Total Liabilities & Shareholders' Equity | $287.3 |

# Reconciliation

| | 3 months ended October 2, 2021 | 3 months ended October 3, 2020 | 9 months ended October 2, 2021 | 9 months ended October 3, 2020 |
|---|---|---|---|---|
| Reported Net income from continuing operations | $3.8 | $3.2 | $12.3 | $7.9 |
| Interest expense | $0.4 | $0.5 | $1.4 | $1.6 |
| Provision for income taxes | $1.0 | $1.0 | $3.6 | $2.5 |
| Depreciation and amortization | $1.7 | $1.8 | $5.2 | $5.0 |
| Gain on Sale of Eberhard Hardware Ltd Building | $0.0 | $0.0 | ($1.8) A | $0.0 |
| Factory relocation | $0.1 E | $0.3 B | $0.1 E | $0.3 |
| Transaction expenses | $0.0 | $0.2 C | $0.0 | $0.2 |
| Factory start-up costs | $0.2 D | $0.0 | $0.3 D | $0.0 |
| Adjusted EBITDA from continuing operations | $7.1 | $6.9 | $21.0 | $17.3 |

A) Gain on sale of Eberhard Hardware Ltd building
B) Cost incurred on relocation of Velvac factory in Reynosa, MX
C) Costs incurred on the acquisition of Hallink RSB, Inc.
D) Costs incurred on start-up of Eberhard factory in Reynosa, MX
E) Costs incurred on relocation of ILC facility in Wheeling, IL

THE EASTERN COMPANY

The Eastern Company
Corporate Office
112 Bridge Street
P.O. Box 460
Naugatuck, Connecticut
Phone: (203) 729-2255
ir@easterncompany.com